Exhibit 32.2

Certification of Chief Financial Officer

Pursuant To Rule 18 U.S.C. Section 1350

In connection with the Quarterly Report on Form 10-Q of CCC Intelligent Solutions Holdings Inc. (the “Company”) for the period ended September 30, 2021, as filed with the U.S. Securities and Exchange Commission (the “Report”), I, Brian Herb, Executive Vice President, Chief Financial and Administrative Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 10, 2021	/s/ Brian Herb
Brian Herb
Executive Vice President, Chief Financial and Administrative Officer